THOMAS J. HARRIS

CERTIFIED PUBLIC ACCOUNTANT

3901 STONE WAY N., SUITE 202

SEATTLE, WA  98103

206.547.6050

October 23, 2013

United States Securities and Exchange Commission

Mail Stop 11-3

450 Fifth Street, N.W.

Washington D.C. 20549

Re: RAINBOW INTERNATIONAL, CORP. Form 8-K

Dear Sirs/Madams:

I am the auditor for the above named Company.  I have read the Form 8-K, dated October 23, 2013 and I agree with the statements contained therein.

If I can be of any further assistance in this matter please do not hesitate to contact me.

Thomas J Harris, CPA